UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23067

(Investment Company Act File Number)

RiverNorth Capital and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant's Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2024

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2024

Annual Report

RIVERNORTH CAPITAL AND INCOME FUND, INC.
(RSF)

RN

RiverNorth Capital and Income Fund, Inc.

Table of Contents

Shareholder Letter	2
Performance Overview	4
Summary Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	35
Dividend Reinvestment Plan	36
Summary of Updated Information Regarding the Fund	38
Directors & Officers	83
Additional Information	87

RiverNorth Capital and Income Fund, Inc.

Shareholder Letter	June 30, 2024 (Unaudited)

Dear Fellow Shareholders,

We began last year’s letter recapping the Federal Reserve’s (the “Fed”) historic lifting of short-term rates. Rising short term rates, combined with the relative stickiness of longer-term rates caused the U.S. Treasury (“UST”) yield curve to invert. Fast forward one year, and the yield curve remains inverted. At well over one year, this is the longest yield curve inversion in modern history.*

We believe that there does appear to be a light at the end of the tunnel. As of this writing, the futures market is pricing in a 92% chance of at least one rate cut by the end of the year and a 47% chance of two. However, with the 10-year UST yield currently trading at ~4.3%, it would actually require 5, 0.25% cuts for the yield curve to be positively sloped.

Why does this matter? As we’ve mentioned time and again, closed-end funds (“CEFs”) are highly sensitive to current levels of interest rates and expectations for changes in rates. An inverted yield curve can be particularly challenging for CEFs that use short-term floating rate debt for their leverage facilities. Further, many CEFs tend to invest in longer-term fixed income assets where they expect to earn a spread over their cost of borrowing. An inverted yield curve makes that “carry trade” challenging. It’s our view that interest rates (both current and expected) are a significant driver of CEF investor sentiment. The rate environment has been the biggest reason, in our opinion, why CEFs have been trading at relatively wide discounts for nearly 3 years. It’s worth noting that the Fund’s primary source of leverage is a fixed-rate, preferred security issued at 5 7/8 in 2017. That issuance has helped the Fund avoid some of the income squeeze taking place across the CEF universe.

In last year’s letter, we noted that CEF investor sentiment appeared to be improving. One year later, and we believe that is still the case. CEF returns for the year ended June 30, 2024 have been generally good, although discounts have only narrowed ~4%. After a rash of distribution cuts in 2021 and 2022, we’re seeing more CEFs raise distributions as opposed to cutting them. We’ll reiterate our view that the primary risks of investing in CEFs today are rising longer term rates and economic weakness. Furthermore, the Fed has yet to declare victory in its fight to stabilize inflation. Inflation remaining above the Fed’s comfort zone could be the driver of fewer than expected rate cuts (or even more rate hikes).

As a refresher, the Fund primarily allocates capital across four complementary asset classes: Small business whole loans originated by Square Capital, debt securities issued by business development companies (“BDCs”), credit-oriented taxable CEFs, and pre-merger special purpose acquisition companies (“SPACs”). We believe each of these asset classes offer unique ways to generate income while prudently managing credit risk and interest rate exposure.

On the topic of the income stream, we like to remind our shareholders of the Fund’s level distribution policy (“LDP”) which is currently set at 10% of the end of 2023’s net asset value. We believe LDPs set an attractive, sustainable rate and are an important method of providing equitable liquidity to shareholders at net asset value and also have a significant impact on how CEFs trade on the secondary market.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Shareholder Letter	June 30, 2024 (Unaudited)

We are pleased to provide you with the following 2024 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgment and are subject to change.

*	Note: as measured by the 10-year UST yield minus the 3-month T-Bill Yield. Similar results if you use the more conventional 10 year minus 2-year measure.

DEFINITIONS

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government. Treasury securities are divided into three primary categories according to the length of maturity. These are Treasury Bills, Treasury Bonds, and Treasury Notes.

The U.S. Treasury yield curve is a line chart that allows for the comparison of the yields of short-term Treasury bills and the yields of long-term Treasury notes and bonds.

A carry trade is a trading strategy that involves borrowing at a low-interest rate and investing in an asset that provides a higher rate of return.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of a fund relative to the return of the benchmark index is a fund’s alpha.

Business development companies (“BDCs”) are organizations that invest in small- and medium- sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that are formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Annual Report | June 30, 2024	3

RiverNorth Capital and Income Fund, Inc.

Performance Overview	June 30, 2024 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The investment objective of the RiverNorth Capital and Income Fund, Inc. (“the Fund”) is to seek a high level of current income. The Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor, RiverNorth Capital Management, LLC (the "Adviser") believes offer attractive opportunities for income. The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange traded funds and registered closed-end funds (“CEFs”).

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2024

		Annualized
TOTAL RETURN(1)	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Capital and Income Fund, Inc. - NAV(3)	9.62%	3.78%	5.34%	4.58%
RiverNorth Capital and Income Fund, Inc. - Market Price(4)(6)	10.97%	1.97%	5.63%	4.09%
Bloomberg U.S. Aggregate Bond Index(5)	2.63%	-3.02%	-0.23%	0.70%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on September 22, 2016.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value (“NAV”).
(5)	The index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.
(6)	The Fund began trading on the New York Stock Exchange (“NYSE”) on June 12, 2019 under the ticker symbol RSF. Formerly the Fund was known as RMPLX and was purchased directly. Market price returns are a blend of the NAV return until June 11, 2019 combined with the market price return thereafter.

Effective as of May 22, 2020, the Fund changed its investment strategy from, under normal market conditions, investing at least 80% of its Managed Assets in marketplace lending investments to, under normal market conditions, investing directly or indirectly in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Adviser believes offer attractive opportunities for income.

The total annual expense ratio as a percentage of net assets attributable to common shares for the year ended June 30, 2024 was 3.43% (excluding interest expense on loan payable and dividends to redeemable preferred stock). Including interest expense on loan payable and dividends to redeemable preferred stock, the expense ratio was 9.71% for the year ended June 30, 2024.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Other fees and expenses are applicable to an investment in this Fund.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Performance Overview	June 30, 2024 (Unaudited)

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

The Fund’s allocation to small business whole loans and CEFs were the largest positive contributors to performance over the fiscal year ended June 30, 2024. Exposure to special purpose acquisition companies (“SPACs”) contributed a small, positive return to performance over the same period. Exposure to SPACs and BDCs detracted from returns relative to the Fund’s primary benchmark.

HOW WAS THE FUND POSITIONED AT THE FISCAL YEAR ENDED JUNE 30, 2024?

The Fund allocated 48% of its portfolio to small business whole loans originated by Square Loans. This is a unique, high income, short duration asset that we believe adds a strong degree of diversification to a portfolio of more traditional fixed income assets. Additionally, the Fund had 23% of its assets in investment company debt (“ICD”), 18% in CEFs, and 5% in SPACs.

DEFINITIONS

Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates. Duration is expressed as a number of years.

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that are formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Investment company debt (“ICD”) are non-equity securities. Notes typically obligate issuers to repay creditor the principal loan, in addition to any interest payments, at a predetermined date.

Square Loans is an invitation-only advance on the sales that retailers make through Square's point of sales system. It's essentially a merchant cash advance, meaning that you pay a fixed fee rather than interest and repay the funds with a percentage of your daily sales.

Annual Report | June 30, 2024	5

RiverNorth Capital and Income Fund, Inc.

Performance Overview	June 30, 2024 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $25.00 on September 22, 2016 (commencement of operations) and tracking its progress through June 30, 2024.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Performance Overview	June 30, 2024 (Unaudited)

TOP TEN HOLDINGS* as of June 30, 2024

% of Net Assets
XAI Octagon Floating Rate Alternative Income Trust	6.12%
MidCap Financial Investment Corp.	5.61%
Blue Owl Capital Corp.	4.31%
FS KKR Capital Corp.	4.12%
Allspring Income Opportunities Fund	3.43%
FS KKR Capital Corp. II	3.42%
Franklin BSP Capital Corp.	3.24%
Blackstone/GSO Senior Floating Rate Term Fund	2.95%
Blackstone Private Credit Fund	2.84%
Oaktree Specialty Lending Corp.	2.43%
38.47%

*	Holdings are subject to change and exclude short-term investments.

ASSET ALLOCATION as of June 30, 2024^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

Annual Report | June 30, 2024	7

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Shares	Description	Value
CLOSED-END FUNDS (33.06%)
347,399	Allspring Income Opportunities Fund	$2,299,780
32,842	BlackRock Municipal Income Trust II	355,022
85,418	Blackstone Long-Short Credit Income Fund	1,061,746
58,418	Blackstone Strategic Credit 2027 Term Fund	694,590
141,343	Blackstone/GSO Senior Floating Rate Term Fund(a)	1,980,215
123,331	BNY Mellon High Yield Strategies Fund	297,228
20,503	Calamos Long/Short Equity & Dynamic Income Trust	312,671
168,210	Clough Global Equity Fund	1,173,265
68,363	Clough Global Opportunities Fund	367,793
56,156	First Trust Aberdeen Global Opportunity Income Fund	356,029
38,295	First Trust High Income Long/Short Fund	472,560
43,464	First Trust High Yield Opportunities 2027 Term Fund	622,404
38,168	First Trust Specialty Finance and Financial Opportunities Fund	148,474
53,463	Invesco CEF Composite ETF	1,006,174
9,564	Invesco Dynamic Credit Opportunity Fund	105,204
30,636	John Hancock Global Shareholder Yield Fund	352,623
32,659	Kayne Anderson Energy Infrastructure Fund	337,367
32,222	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	240,698
133,765	The New America High Income Fund, Inc.	980,497
27,132	Nuveen AMT-Free Municipal Credit Income Fund	338,065
82,923	Nuveen AMT-Free Quality Municipal Income Fund	950,298
40,155	Nuveen Floating Rate Income Fund	347,341
47,176	Nuveen Preferred & Income Term Fund	917,573
130,806	Nuveen Preferred Income Opportunities Fund	977,121
31,920	Nuveen Variable Rate Preferred & Income Fund	586,690
3,246	PGIM Short Duration High Yield Opportunities Fund	49,761
155,373	PIMCO High Income Fund	748,898
55,200	Saba Closed-End Funds ETF	1,175,209
145,887	Virtus Global Multi-Sector Income Fund	1,104,365
68,391	Western Asset High Income Fund II, Inc.	297,501
343,057	Western Asset High Income Opportunity Fund, Inc.(a)	1,307,047

See Notes to Financial Statements.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Shares	Description	Value
	Western Asset Inflation-Linked
27,113	Opportunities & Income Fund	$230,732
TOTAL CLOSED-END FUNDS
(Cost $20,342,912)		22,194,941

			Maturity
Shares	Description	Rate	Date	Value
CLOSED-END FUNDS - PREFERRED SHARES (6.12%)
167,237	XAI Octagon Floating Rate	6.500%	03/31/26	$4,105,685
	Alternative Income Trust
TOTAL CLOSED-END FUNDS - PREFERRED SHARES
(Cost $4,178,966)				4,105,685

BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (2.45%)
62,899	Crescent Capital BDC, Inc.	5.000%	05/25/26	1,512,721
5,409	Oxford Square Capital Corp.	6.250%	04/30/26	131,763
TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $1,703,932)				1,644,484

Shares	Description	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (9.58%)
10,223	Aimei Health Technology Co., Ltd.(b)	105,808
66,434	Ares Acquisition Corp. II(b)	708,850
24,783	Barings Global Short Duration High Yield Fund	358,114
6,873	Bayview Acquisition Corp.(b)	70,380
28,667	Bellevue Life Sciences Acquisition Corp.(b)	308,457
13,945	Black Hawk Acquisition Corp.(b)	141,402
25,000	Bowen Acquisition Corp.(b)	263,750
1,533	CH Auto, Inc.(b)	5,758
13,300	Chenghe Acquisition II Co.(b)	133,133
35,000	Churchill Capital Corp. VII(b)	376,949
12,042	Colombier Acquisition Corp. II(b)	123,732
17,481	ESH Acquisition Corp.(b)	182,152
13,692	Everest Consolidator Acquisition Corp.(b)	153,898
13,817	ExcelFin Acquisition Corp.(b)	152,263
14,162	Global Lights Acquisition Corp.(b)	145,939
29,356	GP-Act III Acquisition Corp.(b)	294,441
15,250	Haymaker Acquisition Corp. 4, Class A	160,278
14,013	Horizon Space Acquisition I Corp.(b)	154,423
7,036	IB Acquisition Corp.(b)	70,149
28,967	InFinT Acquisition Corp.(b)	337,466
32,856	Inflection Point Acquisition Corp. II(b)	348,274

See Notes to Financial Statements.

Annual Report | June 30, 2024	9

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Shares	Description	Value
13,877	Iron Horse Acquisitions Corp.(b)	$139,603
24,345	John Hancock Investors Trust	323,789
7,600	JVSPAC Acquisition Corp.(b)	77,216
14,216	Legato Merger Corp. III(b)	143,771
32,314	Nabors Energy Transition Corp. II(b)	340,266
22,253	OceanTech Acquisitions I Corp.(b)	248,121
7,740	Quetta Acquisition Corp.(b)	80,109
6,487	RF Acquisition Corp. II(b)	65,259
7,744	Spark I Acquisition Corp.(b)	80,150
31,280	Trailblazer Merger Corp. I(b)	337,962

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $6,095,147)		6,431,862

Principal
Amount/			Maturity
Shares	Description	Rate	Date	Value
BUSINESS DEVELOPMENT COMPANY NOTES (31.45%)
$600,000	Bain Capital Specialty Finance, Inc.	2.950%	03/10/26	564,111
1,000,000	Blackstone Private Credit Fund	2.350%	11/22/24	985,658
1,000,000	Blackstone Private Credit Fund	3.250%	03/15/27	923,519
1,000,000	Blue Owl Capital Corp.	3.400%	07/15/26	942,508
2,000,000	Blue Owl Capital Corp.	3.750%	07/22/25	1,950,354
400,000	Blue Owl Capital Corp. II	4.630%	11/26/24	397,532
982,000	Blue Owl Capital Corp. III	3.130%	04/13/27	898,717
484,641	Blue Owl Credit Income Corp.	4.700%	02/08/27	461,318
2,200,000	Franklin BSP Capital Corp.	4.850%	12/15/24	2,176,581
2,800,000	FS KKR Capital Corp.(a)	4.125%	02/01/25	2,766,426
2,326,000	FS KKR Capital Corp. II(a)	4.250%	02/14/25	2,298,978
200,000	Golub Capital BDC, Inc.	2.050%	02/15/27	179,886
3,706,000	MidCap Financial Investment Corp.	5.250%	03/03/25	3,651,741
4,626	MidCap Financial Investment Corp.	8.000%	12/15/28	116,367
1,609,000	Oaktree Specialty Lending Corp.	7.100%	02/15/29	1,630,082
1,250,000	PennantPark Floating Rate Capital, Ltd.	4.250%	04/01/26	1,176,988
TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $21,072,608)				21,120,766

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Principal			Maturity
Amount	Description	Rate	Date	Value
SMALL BUSINESS LOANS (81.88%)(c)(d)(e)(f)
$68,253,860	Square	2.19% - 7.87%	7/04/2020-12/25/2025	$54,970,970

TOTAL SMALL BUSINESS LOANS
(Cost $65,226,556)				54,970,970

Shares	Description	Value
WARRANTS (0.11%)
10,223	Aimei Health Technology Co., Ltd., Strike Price $0.01, Expires 12/31/2049	2,147
18,607	Apexigen, Inc., Strike Price $11.50, Expires 07/29/2027(g)	486
33,217	Ares Acquisition Corp. II, Strike Price $11.50, Expires 06/12/2028	4,317
64,011	AtlasClear Holdings, Inc., Strike Price $11.50, Expires 10/25/2028	1,024
6,873	Bayview Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,306
57,334	Bellevue Life Sciences Acquisi, Strike Price $11.50, Expires 02/10/2028	3,469
13,341	Bite Acquisition Corp., Strike Price $11.50, Expires 12/31/2027(b)	734
2,789	Black Hawk Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,068
25,000	Bowen Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,750
11,822	Brand Engagement Network, Inc., Strike Price $11.50, Expires 03/14/2029	372
11,661	Churchill Capital Corp. VII, Strike Price $11.50, Expires 02/29/2028	4,082
4,326	Coliseum Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	216
4,014	Colombier Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	1,204
20,000	Concord Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	2,200
7,168	Corner Growth Acquisition Corp. 2, Strike Price $11.50, Expires 06/17/2026	215
27,792	Distoken Acquisition Corp., Strike Price $11.50, Expires 03/30/2028	1,740
4,572	ECARX Holdings, Inc., Strike Price $11.50, Expires 12/21/2027	156
17,481	ESH Acquisition Corp., Strike Price $10.00, Expires 12/31/2049	1,923

See Notes to Financial Statements.

Annual Report | June 30, 2024	11

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Shares	Description	Value
9,445	FOXO Technologies, Inc., Strike Price $115.00, Expires 08/01/2027	$31
14,162	Global Lights Acquisition Corp, Strike Price $0.01, Expires 12/31/2049	2,974
22,188	Goal Acquisitions Corp., Strike Price $11.50, Expires 02/11/2026	95
9,796	Gorilla Technology Group, Inc., Strike Price $11.50, Expires 07/14/2027	518
7,625	Haymaker Acquisition Corp. 4, Strike Price $11.50, Expires 09/12/2028(b)	1,334
10,000	Hennessy Capital Investment Corp. VI, Strike Price $11.50, Expires 12/31/2027	1,500
28,026	Horizon Space Acquisition I Corp., Strike Price $11.50, Expires 01/26/2028	1,433
7,036	IB Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	532
16,428	Inflection Point Acquisition Corp. II, Strike Price $11.50, Expires 07/17/2028	1,556
27,754	Iron Horse Acquisitions Corp., Strike Price $11.50, Expires 02/16/2029	4,157
10,471	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	942
7,600	JVSPAC Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,281
10,162	Kalera PLC, Strike Price $1150.00, Expires 06/28/2027(g)	–
7,108	Legato Merger Corp. III, Strike Price $11.50, Expires 03/28/2029	925
3,606	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	44
35,585	Mars Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	6,760
35,317	MicroAlgo, Inc., Strike Price $11.50, Expires 12/31/2027	318
22,394	MicroCloud Hologram, Inc., Strike Price $11.50, Expires 01/31/2028	997
5,298	Moringa Acquisition Corp., Strike Price $11.50, Expires 02/10/2026	366
10,302	MultiMetaVerse Holdings, Ltd., Strike Price $11.50, Expires 03/15/2027	258
16,157	Nabors Energy Transition Corp. II, Strike Price $11.50, Expires 09/05/2028	1,616
17,028	New Horizon Aircraft, Ltd., Strike Price $11.50, Expires 04/03/2028	259
4,459	NKGen Biotech, Inc., Strike Price $11.50, Expires 10/02/2028	434

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

Shares	Description	Value
8,975	Northern Revival Acquisition Corp., Strike Price $11.50, Expires 12/31/2027(g)	$195
22,253	OceanTech Acquisitions I Corp., Strike Price $11.50, Expires 05/10/2026(g)	779
16,697	OneMedNet Corp., Strike Price $11.50, Expires 12/31/2028	543
3,759	Peak Bio, Inc., Strike Price $11.50, Expires 12/31/2027	38
3,677	Prenetics Global, Ltd., Strike Price $8.91, Expires 05/17/2027	51
6,729	ProSomnus, Inc., Strike Price $11.50, Expires 04/20/2028	58
774	Quetta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	813
146	RMG Acquisition Corp. III, Strike Price $11.50, Expires 02/08/2026	1
9,545	SHF Holdings, Inc., Strike Price $11.50, Expires 09/28/2027	573
3,872	Spark I Acquisition Corp., Strike Price $11.50, Expires 11/27/2028	658
22,264	SunCar Technology Group, Inc., Strike Price $11.50, Expires 05/18/2028	3,841
31,280	Trailblazer Merger Corp. I, Strike Price $0.01, Expires 12/31/2049	3,720
TOTAL WARRANTS
(Cost $296,387)		72,009

SHORT-TERM INVESTMENTS (5.47%)
3,675,523	State Street Institutional Trust (7 Day Yield 5.24%)	3,675,523

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,675,523)		3,675,523

TOTAL INVESTMENTS (170.12%)
(Cost $122,592,031)		$114,216,240

Liabilities in Excess of Other Assets (-70.12%)		(47,076,739)
NET ASSETS (100.00%)		$67,139,501

(a)	All or a portion of the security is pledged as collateral for loan payable. As of June 30, 2024 the aggregate value of those securities was $2,120,096 representing 3.16% of net assets.
(b)	Non-income producing security.
(c)	Fair Valued by the Advisor using a discounted cash flow (DCF) methodology.

See Notes to Financial Statements.

Annual Report | June 30, 2024	13

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	June 30, 2024

(d)	Loans are issued at discounts and do not have a stated interest rate. Rate indicated based on projected future cash flows and an implied 18-month final maturity. Actual yield and maturity is dependent on timing of future payments.
(e)	Security may be deemed restricted to resale to institutional investors. As of June 30, 2024, the aggregate fair value of these securities was $54,970,970, representing 81.88% of net assets.
(f)	Contains past-due loans. A loan is deemed past-due at June 30, 2024, if the loan borrower has not made its required payment as of the most recent due date. As of June 30, 2024, $1,527,891 of whole loans were past due, which represents 2.28% of net assets.
(g)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Statement of Assets and Liabilities	June 30, 2024

ASSETS:
Investments in securities:
At cost	$122,592,031
At value	$114,216,240

Cash	451,666
Receivable for principal repayments	1,112,461
Interest receivable	327,010
Dividends receivable	108,474
Prepaid and other assets	177,179
Total Assets	116,393,030

LIABILITIES:
Series A Term Preferred Stock, net of unamortized deferred offering costs (Liquidation Preference $41,400,000)	41,087,653
Loan payable (Note 6)	7,500,000
Dividend payable - redeemable preferred stock	310,641
Payable to Adviser, net of waiver	119,101
Payable to fund accounting and administration	25,220
Payable to transfer agency	9,916
Payable for compliance fees	5,259
Payable for custodian fees	7,719
Payable for audit fees	90,000
Interest payable on facility loan	42,000
Other payables	56,020
Total Liabilities	49,253,529
Net Assets	$67,139,501

NET ASSETS CONSIST OF:
Paid-in capital	$90,836,729
Total distributable earnings (accumulated deficit)	(23,697,228)
Net Assets	$67,139,501

PRICING OF SHARES:
Net Assets	$67,139,501
Shares of common stock outstanding (40,000,000 of shares authorized, at $0.0001 par value per share)	4,065,848
Net asset value per share	$16.51

See Notes to Financial Statements.

Annual Report | June 30, 2024	15

RiverNorth Capital and Income Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2024

INVESTMENT INCOME:
Interest Income	$10,129,107
Dividend Income	2,126,000
Total Investment Income	12,255,107

EXPENSES:
Dividends to redeemable preferred stock	2,432,267
Investment Adviser fee	1,336,059
Loan service fees	913,419
Legal expenses	308,913
Interest expense on loan payable	285,647
Amortization of preferred stock and credit facility issuance cost	187,275
Accounting and Administration fees	184,118
Director expenses	124,627
Transfer agent expenses	85,226
Printing expenses	82,961
Audit expenses	71,767
Valuation expenses	70,750
Compliance expense	27,776
Custodian fees	15,027
Insurance fee	1,097
Other expenses	65,152
Total expenses before expense reimbursement	6,192,081
Expenses reimbursed by Investment Adviser	(290,466)
Net expenses	5,901,615
Net Investment Income	6,353,492

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	201,428
Net realized gain	201,428
Long-term capital gains from other investment companies	3,731
Net change in unrealized depreciation on:
Investments	682,335
Net change in unrealized depreciation	682,335
Net Realized and Unrealized Gain on Investments	887,494
Net Increase in Net Assets Resulting from Operations	$7,240,986

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$6,353,492	$5,612,159
Net realized gain/(loss)	201,428	(1,057,387)
Long-term capital gains from other investment companies	3,731	–
Net change in unrealized depreciation	682,335	(1,189,423)
Net increase in net assets resulting from operations	7,240,986	3,365,349

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,138,107)	(5,444,852)
From tax return of capital	–	(1,340,365)
Net decrease in net assets from distributions to shareholders	(6,138,107)	(6,785,217)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold, net of offering costs	14,148,180	16,448,545
Reinvestment of distributions	–	177
Cost of shares redeemed	(14,888,211)	(13,113,111)
Net increase/(decrease) in net assets from capital share transactions	(740,031)	3,335,611

Net Increase/(Decrease) in Net Assets	362,848	(84,257)

NET ASSETS:
Beginning of year	66,776,653	66,860,910
End of year	$67,139,501	$66,776,653

See Notes to Financial Statements.

Annual Report | June 30, 2024	17

RiverNorth Capital and Income Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,240,986
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(148,066,551)
Proceeds from disposition and paydowns on investment securities	137,703,331
Amortization of premium and accretion of discount on investments, net	(338,227)
Net proceeds from short-term investment securities	5,488,422
Amortization of preferred share deferred costs	262,347
Net realized (gain)/loss on:
Investments	(201,428)
Long-Term Capital Gain distributions from other investment companies	(3,731)
Net change in unrealized appreciation/depreciation on:
Investments	(682,335)
(Increase)/Decrease in assets:
Interest receivable	(36,371)
Dividends receivable	(51,737)
Receivable for principal repayments	(693,605)
Prepaid and other assets	(150,313)
Increase/(Decrease) in liabilities:
Interest due on loan payable	40,063
Payable to transfer agency	(18,738)
Payable to Adviser	261
Payable to fund accounting and administration	637
Payable for audit fees	(20,233)
Payable for compliance fees	5,259
Payable for custodian fees	(15,154)
Other payables	(83,451)
Net cash provided by operating activities	$379,432

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan payable	$6,500,000
Shares redeemed	(14,888,211)
Proceeds from sale of capital shares	14,148,180
Cash distributions paid	(6,138,107)
Net cash used in financing activities	$(378,138)

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2024

Net increase in cash	$1,294
Cash, beginning of year	$450,372
Cash, end of year	$451,666

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expense and fees for line of credit	$2,677,851

Reconciliation of restricted and unrestricted cash at the beginning of year to the statement of assets and liabilities:
Cash	$450,372

Reconciliation of restricted and unrestricted cash at the end of the year to the statement of assets and liabilities:
Cash	$451,666

See Notes to Financial Statements.

Annual Report | June 30, 2024	19

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of year
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From tax return of capital
Total distributions
Capital share transactions:
Dilutive effect of rights offering
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of year
Market price - end of year
Total Return(c)
Total Return - Market Price(c)
Supplemental Data:
Net assets, end of year (in thousands)

Ratio of expenses to average net assets excluding fee waivers, reimbursements and recoupments

Ratio of expenses to average net assets including fee waivers, reimbursements and recoupments(d)

Ratio of net investment income to average net assets excluding fee waivers, reimbursements and recoupments

Ratio of net investment income to average net assets including fee waivers, reimbursements and recoupments

Portfolio turnover rate

Payable for preferred stock, end of period (in thousands)

Loan payable (in thousands)

Asset coverage per $1,000 of preferred stock(e)

Asset coverage per $1,000 of loan payable(f)

Asset coverage of Cumulative Perpetual Preferred Stock(g)

Involuntary liquidating preference per unit of Series A Cumulative Preferred Stock

Average market value per unit of Series A Cumulative Preferred Stock

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

For the		For the		For the	For the	For the
Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
$16.67		$18.01		$20.05	$17.45	$21.45

1.74		1.52		1.35	1.32	1.56
0.22		(0.53)		(1.48)	3.07	(3.22)
1.96		0.99		(0.13)	4.39	(1.66)

(1.69)		(1.48)		(1.54)	(0.98)	–
–		(0.37)		(0.37)	(0.81)	(2.34)
(1.69)		(1.85)		(1.91)	(1.79)	(2.34)

(0.43	)(b)	(0.48	)(b)	–	–	–
(0.43)		(0.48)		–	–	–
(0.16)		(1.34)		(2.04)	2.60	(4.00)
$16.51		$16.67		$18.01	$20.05	$17.45
$15.36		$15.42		$18.03	$19.90	$14.85
9.62%		3.02%		(0.86%)	27.87%	(8.43%)
10.97%		(4.45%)		–%	49.13%	(16.84%)

$67,140		$66,777		$66,861	$91,378	$100,749

10.19%		9.09%		7.72%	6.54%	6.74%

9.71%		8.91%		7.74%	6.65%	6.37%

9.98%		8.64%		6.89%	7.34%	7.50%

10.45%		8.82%		6.87%	7.24%	7.86%
136%		172%		130%	138%	66%
$41,400		$41,400		$41,400	$41,400	$41,400
$7,500		$1,000		$–	$11,500	$–
2,635		2,643		2,640	3,214	3,411
15,430		109,177		–	12,546	–
66		65		65	80	86
25.00		25.00		25.00	25.00	25.00
25.00		25.00		25.42	25.25	25.18

(a)	Based on average shares outstanding during the period.
(b)	Represents the impact of the Fund's rights offering of 949,525 and 1,047,000 shares in April 2024 and January 2023, respectively, at a subscription price per share based on a formula. For more details please refer to Note 12 of the Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | June 30, 2024	21

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

(c)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of the Total Return calculations, dividends and distributions, if any, are assumed to be reinvested at NAV. For purposes of the Total Return – Market Price calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(d)	Ratio includes leverage expenses and loan service fees of 6.28%, 5.65%, 4.69%, 3.75% and 3.80%, respectively, that are outside the expense limit.
(e)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings and preferred stock at the end of the period divided by credit facility borrowings and preferred stock outstanding at the end of the period.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.
(g)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).
(h)	The ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

1. ORGANIZATION

RiverNorth Capital and Income Fund, Inc. (the “Fund”) (formerly known as RiverNorth Specialty Finance Corporation) was organized as a Maryland corporation on June 9, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at net asset value (“NAV”), subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.

Effective as of June 12, 2019, the Fund listed its common shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “RSF” and has ceased continuously offering shares of its common stock through Quasar Distributors, LLC or the Fund.

The investment objective of the Fund is to seek a high level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The financial statements have been prepared as of the close of the NYSE on June 30, 2024.

Common Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal

Annual Report | June 30, 2024	23

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

Revenue Code of 1986, as amended (the “IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the year ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2024, the Fund did not incur any interest or penalties.

Security Valuation: The Fund’s investments are valued at fair value as further described in Note 3.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing or character of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification has no effect on net assets, results of operations or NAVs per share of the Fund.

Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis to the extent that such amounts are expected to be collected and include amortization/ accretion of premiums or discounts.

Investment Transactions: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.

Cash Balance: The Fund places its cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. The Fund's credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. Management monitors the financial institutions' creditworthiness in conjunction with balances on deposit to minimize risk. The Fund from time to time may have amounts on deposit in excess of the insured limits.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund's valuation designee to make all fair valuation determinations with respect to the Fund's portfolio investments, subject to the Board's oversight.

Annual Report | June 30, 2024	25

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

Small business loans, as an asset class, are not presently traded on a developed secondary market. Therefore, market quotations are not available. Accordingly, all small business loans are fair valued as determined in good faith by the Adviser, as the Fund's valuation designee, pursuant to policies and procedures approved by the Board of Directors (the “Board”) and subject to the Board’s oversight. The Fund's holdings in small business loans are fair valued daily by the Adviser using a discounted cash flow methodology, as an income approach. Discounted cash flow is a valuation technique that provides an estimation of the fair value of an asset based on expectations about cash flows that a small business loan would generate over time. In general, the primary inputs of fair value in the small business loan valuation model are projected loss rate and adjusted discount rate. A discounted cash flow model begins with an estimation of periodic cash flows expected to be generated over a discrete period of time (generally the time remaining until maturity of the loan). The estimated cash flows for each interval period (generally monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving projected cash flows. Although not exhaustive, discounted cash flow models factor in borrower level data. Loans made to small businesses may incorporate different factors.

Equity securities, including closed-end funds, special purpose acquisition companies, business development companies and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its mean price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

The following is a summary of the inputs used at June 30, 2024 in valuing the Fund’s assets and liabilities:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Closed-End Funds	$22,194,941	$–	$–	$22,194,941
Closed-End Funds - Preferred Shares	4,105,685	–	–	4,105,685
Business Development Companies - Preferred Shares	1,644,484	–	–	1,644,484
Special Purpose Acquisition Companies	6,426,104	5,758	–	6,431,862
Business Development Company Notes	116,367	21,004,399	–	21,120,766
Small Business Loans	–	–	54,970,970	54,970,970
Warrants	62,414	8,135	1,460	72,009
Short-Term Investments	3,675,523	–	–	3,675,523
Total	$38,225,518	$21,018,292	$54,972,430	$114,216,240

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2023	Accrued Discount /premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds/ Loan Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2024	Net change in unrealized appreciation / (depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2024

Small Business Loans	$49,478,771	$–	$–	$(341,407)	$(2,719,974)	$122,168,565	$(113,614,985)	$–	$–	$54,970,970	$(4,262,676)
Warrants	$–	$–	$–	$–	$–	$–	$–	$1,460	$–	$1,460	$(582)
	$49,478,771	$–	$–	$(341,407)	$(2,719,974)	$122,168,565	$(113,614,985)	$1,460	$–	$54,972,430	$(4,263,258)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements

		Valuation	Unobservable	Value/Range
Asset Class	Fair Value (USD)	Technique	Inputs(a)	(Weighted Average)
Small Business Loans	$54,970,970	Income Approach	Loss-Adjusted Discount Rate	0.45%-31.90% (10.89%)
			Projected Loss Rate	0.00%-100% (16.07%)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Loss-Adjusted Discount Rate	Decrease	Increase
Projected Loss Rate	Decrease	Increase

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

For its services under the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.25% of the average monthly Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the year ended June 30, 2024, the Adviser earned fees of $1,336,059, of which $119,101 remained payable at June 30, 2024. The Fund also paid the Adviser $27,776 in chief compliance officer ("CCO") fees. In addition, the Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through at least October 31, 2024. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. For the year ended June 30, 2024, the Adviser reimbursed $290,466 of expenses. These amounts represent expenses previously waived due to the expense cap. In future periods, the Adviser may recoup fees as follows:

Annual Report | June 30, 2024	27

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

Remaining Amount	Remaining Amount	Remaining Amount
to be Recouped(1)	to be Recouped(1)	to be Recouped(1)
(Expiring by	(Expiring by	(Expiring by
June 30, 2025)	June 30, 2026)	June 30, 2027)	Total
$45,940	$120,783	$82,922	$249,645

(1)	Amounts to be recouped are in accordance with the expense limitation agreement, and will not cause the Fund’s total operating expense ratio (excluding loan service fees and leverage costs set forth in the agreement) to exceed 1.95% of the average daily Managed Assets during the year.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. and Millennium Trust Company serve as the Fund's custodians.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser, receive an annual retainer in the amount of $16,500, and an additional $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for each special meeting of the Board. In addition, the lead Independent Director receives $1,333 annually, the Chair of the Audit Committee receives $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives $667 annually. The Directors employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. See Note 13 for additional information.

The CCO of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO's compensation.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement ("Topic 820"). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.

6. CREDIT AGREEMENT

On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing with Pershing LLC (“Pershing Credit Agreement”). The Pershing Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bears interest at the overnight bank funding rate plus 75 basis points for an overnight time. During the Fund’s utilization period during the fiscal year ended June 30, 2024, the Fund’s average borrowing and interest rate under the Pershing Credit Agreement were $1,000,000 and 6.05%, respectively. At June 30, 2024, there was no borrowing outstanding on the Pershing Credit Agreement.

On August 1, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $15,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met. During the Fund’s utilization period during the fiscal year ended June 30, 2024, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $7,224,880 and 5.70%, respectively. At June 30, 2024, there was $7,500,000 outstanding on the credit facility.

Annual Report | June 30, 2024	29

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

7. TAX BASIS INFORMATION

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30 2024 and June 30, 2023, was as follows:

	For the Year Ended	For the Year Ended
	June 30, 2024	June 30, 2023
Ordinary Income	$6,138,107	$5,444,852
Ordinary Income Preferred	2,121,626	2,121,617
Return of Capital	–	1,340,365
Total	$8,259,733	$8,906,834

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2024, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to permanent differences between book and tax accounting. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$198,604	$(198,604)

At June 30, 2024, the components of distributable earnings on a tax basis for the Fund was as follows:

Undistributed Ordinary Income	$246,338
Accumulated Capital Loss	(13,144,540)
Unrealized Depreciation	(10,488,385)
Cumulative Effect of Other Timing Difference	(310,641)
Total	$(23,697,228)

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
RiverNorth Capital and Income Fund	$–	$13,144,540

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2024, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross
	Gross	Depreciation		Cost of
	Appreciation	(excess of tax	Net Unrealized	Investments for
	(excess of	cost over	Appreciation/	Income Tax
Fund	value over tax)	value)	(Depreciation)	Purposes
RiverNorth Capital and Income Fund	$601,223	$(11,089,608)	$(10,488,385)	$ 124,704,625

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and preferred securities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2024, excluding short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
RiverNorth Capital and Income Fund	$147,950,441	$135,913,909

9. REDEEMABLE PREFERRED STOCK

At June 30, 2024, the Fund had issued and outstanding 1,656,000 shares of Series A Preferred Stock, listed under trading symbol RMPL on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,440,000 and 216,000 shares of Series A Preferred Stock on October 25, 2017 and October 30, 2017, respectively. The Series A Preferred Stock is entitled to a dividend at a rate of 5.875% per year based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Preferred Stock is redeemable at $25.00 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 31, 2020. Issuance costs related to Series A Preferred Stock of $1,558,000 are deferred and amortized over the period the Series A Preferred Stock is outstanding.

Annual Report | June 30, 2024	31

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

				Aggregate
	Mandatory	Fixed	Shares	Liquidation	Estimated
Series	Redemption Date	Rate	Outstanding	Preference	Fair Value
Series A	October 31, 2024	5.875%	1,656,000	$41,400,000	$41,565,600

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. REPURCHASE OFFERS

Shares repurchased through quarterly repurchase offers during the years ended June 30, 2024 and the June 30, 2023 were as follows:

						Percentage of
			Percentage of		Amount of	Shares
		NAV on	Outstanding		Shares	Tendered	Number of
Repurchase	Cash Payment	Repurchase	Shares the Fund		the Fund	to Outstanding	Shares
Offer Date	Date	Pricing Date	Repurchased		Repurchased	Shares	Tendered
Fiscal Year Ended 2023
September 6, 2022	October 5, 2022	$17.58	5.05	%(a)	177,847	15.72%	553,153
December 5, 2022	January 4, 2023	$17.24	5.05	%(a)	168,916	13.77%	460,015
March 6, 2023	April 5, 2023	$16.75	5.09	%(a)	214,663	47.42%	2,000,834
June 5, 2023	July 5, 2023	$16.68	5.09	%(a)	203,976	47.11%	1,886,944
Fiscal Year Ended 2024
September 5, 2023	October 4, 2023	$16.39	5.68	%(a)	215,998	45.62%	1,733,887
December 4, 2023	January 4, 2024	$16.83	6.20	%(a)	222,327	44.71%	1,602,879
March 4, 2024	April 4, 2024	$16.97	7.33	%(a)	246,374	47.73%	1,605,138

(a)	If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%).

For information regarding the repurchase offer with a repurchase offer date of June 3, 2024, see Note 13.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

12. CAPITAL SHARE TRANSACTIONS

	June 30, 2024	June 30, 2023
Shares Sold	949,525	1,047,000
Shares issued to holders in reinvestment of dividends	–	10
Shares repurchased from Stock Buy Back	–	–
Shares repurchased from Repurchase Offer	(888,675)	(754,053)
Net increase (decrease) in shares	60,850	292,957
Shares outstanding:
Common shares outstanding - beginning of year	4,004,998	3,712,041
Common shares outstanding - end of year	4,065,848	4,004,998

On December 21, 2022, the Board approved a rights offering to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record date shareholders received one right for each common share held on the Record Date ("Right"). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 90.0% of the reported net asset value on the expiration date of the rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

On March 15, 2024, the Board approved a rights offering to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the Record Date. For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 90.0% of the reported net asset value on the expiration date of the rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

The shares of common stock issued, subscription price, and offering costs for the rights offering were as follows:

		Shares of
		Common	Subscription	Offering
Record Date	Expiration Date	Stock Issued	Price	Costs
January 6, 2023	January 27, 2023	1,047,000	$15.84	$135,935
April 1, 2024	April 22, 2024	949,525	$15.04	$132,677

Annual Report | June 30, 2024	33

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	June 30, 2024

13. SUBSEQUENT EVENTS

On June 3, 2024, the Fund issued a repurchase offer. On July 3, 2024, 202,931 shares were repurchased based on a NAV per share of $16.60 at July 3, 2024.

Subsequent to June 30, 2024, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2024	July 15, 2024	July 31, 2024	$0.1398
August 15, 2024	August 15, 2024	August 30, 2024	$0.1398

On August 13, 2024, the Board declared a Series A preferred stock dividend in the amount of $0.36719 per share, payable on August 15, 2024 to preferred shareholders of record on August 1, 2024 with an ex date of August 1, 2024.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2024

To the Shareholders and the Board of Directors

RiverNorth Capital and Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RiverNorth Capital and Income Fund, Inc. (the Fund), including the summary schedule of investments, as of June 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more RiverNorth investment companies since 2015.

Columbus, Ohio

August 29, 2024

Annual Report | June 30, 2024	35

RiverNorth Capital and Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2024 (Unaudited)

The Fund has a dividend reinvestment plan, commonly referred to as an “opt-out” plan, (the “Plan”). Unless the registered owner (“Shareholder”) of shares of common stock (“Shares”) elects to receive cash by contacting DST (the “Plan Administrator”), all dividends and distributions declared on Shares will be automatically reinvested in additional Shares by the Plan Administrator for Shareholders in the Fund’s Plan. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and will be higher than if such amounts had not been reinvested. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Shareholders and may re-invest that cash in additional Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2024 (Unaudited)

The Plan Administrator maintains all Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Shareholders who receive distributions in the form of Shares generally are subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their distributions in cash and, for this purpose, Shareholders receiving distributions in the form of Shares will generally be treated as receiving distributions equal to the fair market value of the Shares received through the plan; however, since their cash distributions will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2024	37

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report as of June 30, 2023 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary Of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of June 30, 2024. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–%*
Offering Expenses Borne by the Fund	–%*
Dividend Reinvestment Plan Fees(1)	–*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	–%*

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 42.14% of the Fund’s Managed Assets)
Management fee(2)	2.20%
Leverage costs (3)(4)	0.78%
Dividends on Preferred Shares(5)	4.00%
Other expenses(6)	3.21%
Acquired fund fees and expenses(7)	1.22%
Total annual expenses	11.41%
Fee waiver/reimbursement	-0.48%
Total annual expenses after waiver	10.93%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.

Example(8)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 10.93% of net assets attributable to Common Shares, and (2) a 5% annual return. The example for one year reflects the contractual expense limitation described below, and the amounts for the other periods reflect the contractual expense limitation described below only for the first year of such periods.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$106	$300	$471	$818

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.
(1)	There will be no brokerage charges with respect to common shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
(2)	The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.25% of the Fund’s average monthly Managed Assets for the service it provides. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.25% of the Fund’s Managed Assets represents 2.20% of net assets attributable to common shares assuming the use of leverage in an amount of 42.14% of the Fund’s Managed Assets as of June 30, 2024. The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.
(3)	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(4)	“Leverage costs” are estimated to reflect actual leverage outstanding as of June 30, 2024 and estimated interest and associated costs. Actual leverage costs incurred in the future may be higher or lower as the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(5)	As of June 30, 2024, the Fund has issued 1,656,000 shares of 5.875% Series A Preferred Stock with a liquidation preference of $41,400,000.
(6)	Includes $913,419 of loan service fees in connection with the Fund’s investments in Alternative Credit Instruments as of June 30, 2024. Loan service fees relate to the Fund’s investment in Square Loans and are not related to any leverage expenses. The loan service fees are the cost associated with the originator’s ongoing collection and remittance of payments related to the Alternative Credit Instruments.

Annual Report | June 30, 2024	39

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

(7)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios as of June 30, 2024 of the underlying funds in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each underlying fund’s most recent shareholder report. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the underlying funds’ fees attributable to the Fund’s investments in shares of the underlying funds. The 1.22% shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the underlying funds and transaction-related fees. Certain underlying funds in which the Fund intends to invest generally charge a management fee of 0.50% to 1.20%, which are included in “Acquired fund fees and expenses,” as applicable. Acquired fund fees and expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.
(8)	The example does not include sales load or estimated offering costs and considers the expense limitation only for the periods in which it is in effect. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 42.14% of Managed Assets, assuming interest and fees on leverage of 5.94%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Pershing Facility (as defined below) and BNP Facility (defined below). Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Investment Objective

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The investment objective of the Fund is to seek a high level of current income.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”)), brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

40	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collateralized loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit, (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). Subject to the limitations in the Fund’s prospectus and SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and will provide updated disclosures prior to making such investments. Unless the context suggests otherwise, all references to loans generally in this disclosure refer to Alternative Credit.

Annual Report | June 30, 2024	41

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

Percentage limitations described within this report regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

Specialty Finance Companies.

Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features which may be more or less attractive during different points in the market cycle. Under normal market conditions, the Adviser will invest the Fund’s Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs.

Alternative Credit.

The Fund intends to primarily invest in whole loans originated by alternative credit platforms.

General. Alternative credit is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the alternative credit platforms may retain on their balance sheets a portion of the loan portfolios they originate. In alternative credit, loans are originated through online platforms that provide a marketplace that matches small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. These borrowers may seek such loans for a variety of different purposes, ranging, for example, from loans to fund elective medical procedures to loans for franchise financing. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). The Fund intends to hold its Alternative Credit investments until maturity.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. A small number of alternative credit platforms originate a substantial portion of their Alternative Credit investments in the United States. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Alternative Credit. The Fund enters into purchase agreements with platforms, which outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements is similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund has greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund seeks to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Alternative Credit.

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to alternative credit platforms and purchasers of Alternative Credit. In light of recent decisions, if upheld and widely applied, certain alternative credit platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans would be subject to diminished returns and/or the platform subject to fines and penalties. As a result, large amounts of Alternative Credit purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished returns, thereby causing losses for Shareholders.

Alternative Credit and Pass-Through Notes. As noted above, the underlying Alternative Credit origination processes employed by each platform may vary significantly. The principal amount of each loan is advanced to the borrower by a bank (the “funding bank”). The operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As an alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.

Annual Report | June 30, 2024	43

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund June 30, 2024 (Unaudited)

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on Alternative Credit or Pass- Through Notes (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Alternative Credit from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Alternative Credit to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Alternative Credit often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Alternative Credit may be secured (generally in the case of SME loans and real estate-related loans) or unsecured. For example, real estate Alternative Credit may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure Alternative Credit can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan.

Generally, the Alternative Credit in which the Fund invests will fully amortize and will not be interest- only. However, in some sectors (e.g., real estate-related loans), the loans may be interest-only with the principal to be paid at the end of the term. An active secondary market for the Alternative Credit does not currently exist and an active market for the Alternative Credit may not develop in the future. Borrowers of Alternative Credit electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party.

Asset-Backed Securities. The Fund also may invest in Alternative Credit, through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund June 30, 2024 (Unaudited)

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Private Investment Funds. The Fund may invest up to 10% of its Managed Assets in private investment funds that invest in Alternative Credit. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Alternative Credit originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Alternative Credit and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Alternative Credit through the private investment fund rather than directly from the operator of the platform.

Other Investments in Alternative Credit Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share in the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

Annual Report | June 30, 2024	45

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Alternative Credit and/or other Alternative Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Alternative Credit and other instruments that the Fund may hold directly. As of the date of this report, the Fund did not own any Subsidiaries.

Business Development Companies.

BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium- sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, financing a BDC includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Closed-End Funds.

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value (“NAV”) per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

REITs and Other Mortgage-Related Securities.

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale- lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. To the extent, however, the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

Annual Report | June 30, 2024	47

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

In addition, the Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Special Purpose Acquisition Companies (SPACs).

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Private Investment Funds.

Private Investment Funds may require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in private investment funds, the Fund can offer shareholders access to certain asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to private investment funds on terms consistent with those offered to similarly-sized institutional investors. Furthermore, the Fund believes that investments in private investment funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Collateralized Loan Obligations.

CLOs are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). In cash flow CLOs, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 to 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Other Financial Companies.

The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Annual Report | June 30, 2024	49

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Equity Securities.

Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Investment Grade Debt Securities.

Investment grade bonds of varying maturities issued by governments, corporations and other business entities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Non-Investment Grade Debt Securities.

Fixed income securities of below-investment grade quality are commonly referred to as “high-yield” or “junk” bonds. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below “Baa” by Moody’s Investors Services, Inc., below “BBB” by Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Advisor.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Mortgage-Back Securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass- through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government- sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage- backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or “PO,” security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or “IO,” security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the prepayments for reinvestment.

Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products.

Asset-Backed Securities.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Annual Report | June 30, 2024	51

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Other Securities.

New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Use of Leverage

This section has been updated since the prior disclosure date to reflect certain non-material updates and to add disclosure regarding the BNP Facility (as defined below).

The Fund has utilized, and intends to continue to utilize, leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act. As a result of the continuous offering of Common Shares and the quarterly repurchases of common shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio will increase or decrease as a result of the changes in net assets attributable to common shares.

On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing with Pershing LLC as lender (the “Pershing Facility”). The Pershing Facility permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bears interest at the overnight bank funding rate plus 75 basis points for an overnight time. The average principal balance and interest rate for the period during which the Pershing Facility was utilized for the year ended June 30, 2024 was approximately $1,000,000 and 6.05%, respectively. At June 30, 2024, the principal balance outstanding was $0 at an interest rate of 0%.

On August 1, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Facility”). The BNP Facility permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the BNP Facility. Under the terms of the BNP Facility, the Fund may borrow up to $15,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Facility is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met. The average principal balance and interest rate for the period during which the BNP Facility was utilized for the year ended June 30, 2024 was approximately $7,224,880 and 5.70%, respectively. At June 30, 2024, the principal balance outstanding was $7,500,000 at an interest rate of 6.32%.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Fund currently utilizes leverage through its outstanding Series A Preferred Stock. As of June 30, 2024, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. As of June 30, 2024, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 35.57% of the Fund’s total assets (including assets attributable to the Fund’s leverage).

There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares pursuant to the Fund’s prospectus, there could be an adverse impact on the return to Shareholders.

Under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also, under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Upon the issuance of preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its Shares, or repurchase its Shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). Any prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock to the extent necessary in order to maintain the required asset coverage. Holders of shares of preferred stock, including Series A Preferred Stock (“preferred shareholders”), voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund are elected by Shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

Annual Report | June 30, 2024	53

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the Fund’s preferred stock, including the Series A Preferred Stock, may be more stringent than those imposed by the 1940 Act, which may include certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the Fund’s preferred stock; however, it is not anticipated that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, including Series A Preferred Stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to Shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock.

In general, Borrowings may be at a fixed or floating rate and are typically based upon short-term rates. The Borrowings in which the Fund may incur from time to time may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. As noted above, the Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund. The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities issued by the Fund. Any Borrowing will likely be ranked senior or equal to all other Borrowings of the Fund and the rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Due to the Fund’s issuance of Series A Term Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Shares and shares of the Series A Term Preferred Stock in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, does not exceed the costs of such Borrowings or preferred stock, the return to Shareholders will be less than if leverage had not been used. In such case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Shareholders. In addition, the cost associated with any issuance and use of leverage is borne by the Shareholders and results in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund's shareholders than if leverage is not used.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred shares). The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.

Annual Report | June 30, 2024	55

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser.

This section has been updated since the prior disclosure date to reflect certain non-material disclosure updates.

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings under the Pershing Facility and BNP Facility and the issuance of preferred stock by the Fund in the aggregate amount to approximately 42.14% of the Fund’s Managed Assets as of June 30, 2024, at a weighted average interest rate or payment rate of 5.90% payable on such leverage. Assuming that the Fund’s leverage costs remain as described above (at an assumed annual cost of 5.90% of the principal amount outstanding) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 2.49%. These numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of - 10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of Preferred Shares as of June 30, 2024 and borrowings under the BNP Facility as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 42.14% of the Fund’s Managed Assets and estimated leverage costs of 5.90%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-21.58%	-12.94%	-4.30%	4.34%	12.98%

Share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Market and Net Asset Value Information

This section has been added since the prior disclosure date.

The Fund’s currently outstanding common shares are, and any Common Shares offered by this Prospectus and the applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE. The Fund’s common shares commenced trading on the NYSE on June 12, 2019.

The Fund’s common shares have traded both at a premium and at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares.

The Fund has adopted a fundamental policy to conduct, subject to certain conditions, quarterly repurchase offers for at least 5% and up to 25% of the outstanding common shares at NAV. Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their common shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Common shares will be repurchased at the NAV per common share determined as of the close of regular trading on the NYSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

Payment for repurchased common shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of common shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their common shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV.

Annual Report | June 30, 2024	57

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE, the NAV per share and the premium or discount to NAV per share at which the Fund’s common shares were trading. NAV is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

					PREMIUM/ (DISCOUNT)
	MARKET PRICE (1)		NET ASSET VALUE (2)		TO NET ASSET VALUE(3)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2020	$15.14	$14.40	$17.42	$17.31	-13.09%	-16.81%
December 31, 2020	$16.78	$14.69	$18.22	$17.34	-7.91%	-15.28%
March 31, 2021	$17.90	$16.39	$19.00	$18.26	-5.79%	-10.24%
June 30, 2021	$19.90	$17.90	$20.06	$19.05	-0.80%	-6.04%
September 30, 2021	$20.05	$18.73	$20.11	$19.95	-0.30%	-6.12%
December 31, 2021	$19.88	$19.13	$20.44	$19.82	-2.74%	-3.48%
March 31, 2022	$19.80	$18.78	$19.92	$19.30	-0.60%	-2.69%
June 30, 2022	$19.23	$17.15	$19.39	$18.46	-0.80%	-7.10%
September 30, 2022	$18.67	$17.05	$17.99	$17.43	3.80%	-2.18%
December 31, 2022	$18.02	$16.75	$17.58	$17.20	2.50%	-2.62%
March 31, 2023	$16.92	$15.20	$17.24	$16.63	-1.86%	-8.60%
June 30, 2023	$15.55	$15.24	$16.81	$16.70	-7.50%	-8.74%
September 30, 2023	$15.89	$14.99	$16.73	$16.59	-5.02%	-9.64%
December 31, 2023	$15.92	$15.02	$16.80	$16.20	-5.24%	-7.28%
March 31, 2024	$16.13	$15.68	$17.08	$16.81	-5.56%	-6.72%
June 30, 2024	$15.79	$15.00	$16.97	$16.66	-6.93%	-9.96%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.

The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of June 30, 2024 were $15.36, $16.51 and -6.97%, respectively. As of that same date, the Fund had 4,065,848 common shares outstanding and net assets of the Fund were $67,139,501.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Senior Securities Representing Indebtedness

This section has been added since the prior disclosure date.

Period/Fiscal Year Ended	Senior Securities	Total Amount Outstanding		Asset Coverage(2)(3)	Involuntary Liquidating Preference per Unit	Average Market Value Per Unit(4)
June 30, 2024	Credit Facility	$7,500,000	(1)	$15,430	$–	$–
	Series A Preferred Stock	$41,400,000		$66	$25.00	$25.00
June 30, 2023	Credit Facility	$1,000,000		$109,177	$–	$–
	Series A Preferred Stock	$41,400,000		$65	$25.00	25.00
June 30, 2022	Credit Facility	$–		$–	$–	$–
	Series A Preferred Stock	$41,400,000		$65	$25.00	$25.42
June 30, 2021	Credit Facility	$11,500,000		$12,546	$–	$–
	Series A Preferred Stock	$41,400,000		$80	$25.00	$25.25
June 30, 2020	Credit Facility	$–		$–	$–	$–
	Series A Preferred Stock	$41,400,000		$86	$25.00	$25.18
June 30, 2019	Credit Facility	$–		$–	$–	$–
	Series A Preferred Stock	$41,400,000		$133	$25.00	$25.22
June 30, 2018	Credit Facility	$35,000,000		$9,621	$–	$–
	Series A Preferred Stock	$41,400,000		$182	$25.00	$25.24
June 30, 2017(5)	Credit Facility	$–		$–	$–	$–

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
(2)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(3)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Series A Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).
(4)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.
(5)	For the period September 22, 2016, commencement of operations, to June 30, 2017.

Annual Report | June 30, 2024	59

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.

Investment Strategy Risks:

Asset-Backed Securities Risks. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Alternative Credit default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

CLO Risk. The Fund’s investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Closed-End Investment Companies Risk. The Fund invests in closed-end investment companies, including shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed- end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Corporate Debt Risks. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P Global Ratings Services (“S&P”) or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. An unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information.

Annual Report | June 30, 2024	61

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

The interest rates on loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the loans may adversely impact the ability of the Fund to receive returns on its instruments that are commensurate with the risks associated with directly or indirectly owning such instruments. In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan.

Default Risk. The ability of the Fund to generate income through its investment in loans is dependent upon payments being made by the borrower underlying such instruments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Fixed Income Securities Risks. The Fund may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher-grade securities. As a result of the credit profile of the borrowers and the interest rates on the Fund’s investment in loans, the delinquency and default experience on these instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of the Fund’s investment in loans when analyzing an investment in the Shares.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

High Yield Securities/Junk Bond Risk. The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall. All U.S. government obligations are subject to interest rate risk.

Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of a shareholder’s investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund borrows money to finance its investments, the Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s financial condition and results.

In addition, a decline in the prices of the debt the Fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund invests to service debt, which could materially impact the Fund.

LIBOR Risk. Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Annual Report | June 30, 2024	63

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction- based rate, and it has been more volatile than other benchmark or market rates, such as three- month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Sovereign Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in the Fund’s lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Funding Bank Risk. Multiple banks may originate loans for lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. The Fund is dependent on the continued success of the platforms that originate the Fund’s investment in loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Fund’s investment in loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. In the event that a significant portion of the pool of the Fund’s investment in loans is comprised of loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the loans and could impact Fund performance. Further, the concentration of the loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Certain of the Fund’s investment in loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian, a third party and/or the platforms to maintain records and evidence ownership of such loans and to service and administer loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the loans originated by the platform. The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business. The Adviser is also reliant on information technology to facilitate the loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of loans.

Annual Report | June 30, 2024	65

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	often operate at a financial loss;
•	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and
•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.

Illiquidity Risk. Alternative Credit investments generally have a maturity between six months to five years. Investors acquiring Alternative Credit investments and other Alternative Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Alternative Credit investments and other Alternative Credit Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Alternative Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Alternative Credit investments and such other Alternative Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Alternative Credit investments until maturity. The Fund may not be able to sell any of its Alternative Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Alternative Credit Instruments may be adversely affected. Moreover, certain Alternative Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

The Fund may also invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Limited Operating History of Platforms Risk. Many of the platforms, and alternative credit in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Alternative Credit and the long term outlook of the industry is uncertain. In addition, because Alternative Credit investments are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans. The success of a platform is partially dependent upon payments being made by the borrowers of loan originated by the platform. Any increase in default rates on a platform’s loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform.

Market Discount. Common stock of closed-end funds frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit.

Furthermore, Alternative Credit may not contain any cross-default or similar provisions. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower.

Annual Report | June 30, 2024	67

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks.

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Market Disruption, Geopolitical and Climate Change Risks. The Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State's or municipality's financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these market effects might unfold.

Pandemic Risk. In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Annual Report | June 30, 2024	69

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s). A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund’s concentration in certain platforms may expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stock to decline.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Alternative Credit). In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the Fund will receive such prepayment amount, but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk. The Fund, as a direct and indirect holder of securities issued by private investment funds, will bear a pro rata share of the vehicles’ expenses, including management and performance fees. The performance fees charged by certain private investment funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private investment fund are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private investment fund are not entitled to the protections of the 1940 Act.

The SEC had adopted new rules and amendments (the “New Private Fund Rules”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) to enhance the regulation of private investment fund advisers and increase transparency in private investment funds in August of 2023. The New Private Fund Rules have rolling compliance dates depending on the applicable rule and the amount of assets under management by the private investment fund advisers. On June 5, 2024, the United States Court of Appeals for the Fifth Circuit (the “Fifth Circuit”) vacated the New Private Fund Rules in their entirety. The SEC’s next steps regarding the Fifth Circuit’s decision are unclear. The potential implications of the New Private Fund Rules on the private fund industry or private investment fund advisers are unknown at this time.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Real Estate Investment Risk. The Fund invests in Real Estate Companies, such as REITs, which expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses. Real Estate Companies may be subject to concentration risk, interest rate risk, leverage risk, illiquidity risk and regulatory risks associated with applicable domestic and foreign laws.

Regulatory and Other Risks Associated with Platforms and Alternative Credit. The lending industry is highly regulated and the alternative lending-related securities in which the Fund invests are subject to extensive rules and regulations issued by governmental authorities in each of the jurisdictions in which the Fund invests. These authorities also may impose obligations and restrictions on the platforms’ activities or those of other entities involved in the alternative lending process.

The platforms through which alternative credit are originated are subject to various statutes, rules and regulations issued by federal, state, and local government authorities. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service alternative credit or collect on alternative credit.

The evolving nature of the platforms’ respective business models may complicate their ability to determine the applicability of, and to effect compliance with, such requirements. The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms could seek to pass through any increase in their costs to their borrowers or investors, such as the Fund, in the form of higher origination or servicing fees.

Increased reporting, registration, and compliance requirements may divert the attention of personnel and the management team of the Adviser, and may furthermore place the Fund at a competitive disadvantage to the extent that the Adviser or companies in which the Fund invests are required to disclose sensitive business information. The Fund will be required to bear the Fund’s expenses relating to compliance-related matters and regulatory filings, which are likely to be material, including on a cumulative basis over the life of the Fund.

Annual Report | June 30, 2024	71

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Risk of Adverse Market and Economic Conditions. Alternative Credit default rates, and Alternative Credit generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Alternative Credit may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on Alternative Credit to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall alternative credit industry.

Risks of Concentration in the Financials Sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Thus, the Fund’s concentration in securities of companies within industries in the financial sector may make it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Risk of Inadequate Guarantees and/or Collateral of Alternative Credit. To the extent that the obligations under an Alternative Credit investment are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent an Alternative Credit investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Alternative Credit investment. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Alternative Credit investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. If a borrower of a secured Alternative Credit investment enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Advisers Act, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Alternative Credit investments, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Risks Associated with Recent Events in the Alternative Credit Industry. The alternative credit industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Alternative Credit (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Alternative Credit and result in significant losses.

There has been increased regulatory scrutiny of the Alternative Credit industry, including in white papers issued by the U.S. Department of the Treasury and the OCC and in state investigations into Alternative Credit platforms. In addition, an increasing number of lawsuits have been filed in various states alleging that Alternative Credit platforms are the true lenders and not the funding banks. It is possible that litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties.

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by alternative credit platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

Small and Mid-Capitalization Investing Risk. The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of alternative credit platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through an alternative credit platform.

Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies.

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. Certain SMEs may be unable to effectively access public equity or debt markets. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments.

Annual Report | June 30, 2024	73

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Specialty Finance and Other Financial Companies Risk. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund’s investments in specialty finance and other financial companies. Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls.

Under current regulations of the SEC, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund’s ability to invest in certain specialty finance and other financial companies.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund invests.

Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

The performance of the Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Annual Report | June 30, 2024	75

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Alternative Credit and other Alternative Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the alternative credit industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. The Fund has taken the position that the issuer of such loans will be the identified borrowers in the loan documentation. The IRS, however, could disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans. If the IRS prevailed, the Fund would need to determine whether treating the alternative credit platforms as the issuer would cause the Fund to fail the regulated investment company diversification tests. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to shareholders would not be deductible by the Fund in computing its taxable income.

Structural and Market-Related Risks:

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Controlling Shareholder Risk. The Shares may be held by a Shareholder, such as a RiverNorth Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. As long as a RiverNorth Fund holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Adviser is the investment adviser of the Fund and each of the RiverNorth Funds. Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Distribution Policy Risks. The Fund currently intends to make distributions to common shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Common Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a shareholder’s original investment in the Common Shares and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, shareholders will experience a reduction in the basis of their Common Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Common Shares. Upon a sale of their Common Shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

Annual Report | June 30, 2024	77

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Liquidity Risks. Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. In addition, although the Fund conducts quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed.

Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined below). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

Management Risk and Reliance on Key Personnel. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an alternative credit platform or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Potential Conflicts of Interest. The Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and as a result, may face conflicts of interest regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. The Adviser may also have incentives to favor one account over another due to different fees paid to such accounts. While the Adviser has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of fees paid to the Adviser, creating a financial incentive for the Adviser to leverage the Fund.

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Alternative Credit and certain Alternative Credit Instruments.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Repurchase Policy Risks. Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

Annual Report | June 30, 2024	79

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Other Investment-Related Risks:

Equity Securities Risks. Equity securities are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund may have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Exchange-Traded Note Risks. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Investment Company Risks. The Fund will incur higher and additional expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry. The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions.

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks. The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.

Annual Report | June 30, 2024	81

RiverNorth Capital and Income Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2024 (Unaudited)

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Directors & Officers	June 30, 2024 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter	Director	Current term expires in 2024. Has served since 2015.	Founder, Special Counsel, Osprey Law Firm, P.A. (formerly know as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2018.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2024. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit)(2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	8	N/A
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

Annual Report | June 30, 2024	83

RiverNorth Capital and Income Fund, Inc.

Directors & Officers	June 30, 2024 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2026. Has served since 2015.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2026. Has served since 2018.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2015.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2015.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
2.	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Directors & Officers	June 30, 2024 (Unaudited)

3.	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.
4.	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2024	85

RiverNorth Capital and Income Fund, Inc.

Additional Information	June 30, 2024 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund's Form N-PORT are available on the SEC's website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

For the fiscal year ended June 30, 2024, 77.37% of the distributions from net investment income for the RiverNorth Capital and Income Fund, Inc. were exempt from federal income tax.

The RiverNorth Closed End Funds designated the following for federal income tax purposes for the year ended June 30, 2024:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Capital and Income Fund	$0	$0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Capital and Income Fund	1.98%	2.78%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

86	(888) 848-7569 | www.rivernorth.com

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodians

State Street Bank and Trust Company
Millennium Trust Company

Independent Registered

Public Accounting Firm

KPMG LLP

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Capital and Income Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The RiverNorth Capital and Income Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2(a) above were granted.

(e)	Not Applicable.

(f)	The Registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $70,000 and $80,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $12,000 and $10,000, respectively. This fee is comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,300 and $10,000, respectively. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2024 and June 30, 2023, the aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2024 and June 30, 2023 were $0 and $0, respectively. For the fiscal years ended June 30, 2024 and June 30, 2023, KPMG did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

Lisa B. Mougin

David M. Swanson

(b)	Not applicable.

Item 6.	Investments.

(a)	A Summary Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form, and additional details are provided in the Schedule of Investments attached as Exhibit 19(d) hereto. Additionally attached as Exhibit 19(e) is the opinion rendered by KPMG, the fund’s independent registered public accounting firm.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA has served as a co-portfolio manager of the Fund since its inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Janae Stanton has served as a co-portfolio manager of the Fund since its inception. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm's marketplace lending strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at a marketplace lending platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Fund since August 30, 2023. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at the Adviser. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

(a)(2) As of June 30, 2024, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2024
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	13 $3.83B	0 $0	5 $988M	5 $988M	10 $85.4M	10 $85.4M
Janae Stanton	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Stephen O’Neill	11 $3.82B	0 $0	5 $988M	5 $988M	10 $85.4M	10 $85.4M

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

As of June 30, 2024, Messrs. Galley’s and O’Neill’s and Ms. Stanton’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Messrs. Galley and O’Neill and Ms. Stanton also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $100,000
Janae Stanton	$0 - $10,000
Stephen O’Neill	$0 - $10,000

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 7/1/23 – 7/31/23*	203,976	$16.68	203,976	-
Month #2 8/1/23 – 8/31/23	-	-	-	-
Month #3 9/1/23 – 9/30/23	-	-	-	-
Month #4 10/1/23 – 10/31/23^	215,998	$16.39	215,998	-
Month #5 11/1/23 – 11/30/23	-	-	-	-
Month #6 12/1/23 – 12/31/23	-	-	-	-
Month #7 1/1/24 – 1/31/24**	222,327	$16.83	222,327	-
Month #8 2/1/24 – 2/29/24	-	-	-	-
Month #9 3/1/24 – 3/31/24	-	-	-	-
Month #10 4/1/24 – 4/30/24^^	246,374	$16.97	246,374	-
Month #11 5/1/24 – 5/31/24	-	-	-	-
Month #12 6/1/24 – 6/30/24	-	-	-	-
Total	888,675	$16.73	888,675	-

*	The Fund issued a repurchase offer June 5, 2023. The repurchase offer enabled up to 203,976 shares to be redeemed by shareholders. The repurchased shares were paid out at the July 5, 2023 net asset value per share. The repurchase offer expired on July 5, 2023.

^	The Fund issued a repurchase offer September 5, 2023. The repurchase offer enabled up to 215,998 shares to be redeemed by shareholders. The repurchased shares were paid out at the October 4, 2023 net asset value per share. The repurchase offer expired on October 4, 2023.

**	The Fund issued a repurchase offer December 4, 2023. The repurchase offer enabled up to 222,237 shares to be redeemed by shareholders. The repurchased shares were paid out at the January 3, 2024 net asset value per share. The repurchase offer expired on January 4, 2024.

^^	The Fund issued a repurchase offer March 4, 2024. The repurchase offer enabled up to 246,374 shares to be redeemed by shareholders. The repurchased shares were paid out at the April 3, 2024 net asset value per share. The repurchase offer expired on April 3, 2024.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended(the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this document.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	The Schedule of Investments is attached hereto.

(e)	Opinion of KPMG is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Capital and Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 6, 2024

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt,
Title:	Chief Financial Officer and Treasurer

Date:	September 6, 2024